AUGUST 8, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

the Hartford emerging markets local debt Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2019

AND

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED MAY 29, 2019

This Supplement contains new and additional information regarding The Hartford Emerging Markets Local Debt Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 6-7, 2019, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the contractual investment management fee schedule and changes to the expense reimbursement arrangements for The Hartford Emerging Markets Local Debt Fund effective November 1, 2019.

1.	Accordingly, effective November 1, 2019, under the headings “Your Expenses” in the above referenced Summary Prospectus and “The Hartford Emerging Markets Local Debt Fund Summary Section – Your Expenses” in the above referenced Statutory Prospectus, the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples and portfolio turnover paragraph, will be deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees(2)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses(3)	0.34%	0.34%	0.24%	0.38%	0.33%	0.28%	0.26%	0.16%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.35%	2.10%	1.00%	1.64%	1.34%	1.04%	1.02%	0.92%
Fee waiver and/or expense reimbursement(4)	0.16%	0.16%	0.06%	0.15%	0.15%	0.15%	0.13%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.19%	1.94%	0.94%	1.49%	1.19%	0.89%	0.89%	0.84%
(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.
(2)	“Management fees” have been restated to reflect current fees.
(3)	“Other expenses” for Classes A, C, I, R3, R4, R5, Y, and F have been restated to reflect current expenses. “Other Expenses” for Class Y have also been restated to reflect estimated amounts in connection with the new transfer agency fee that became effective May 1, 2019.
(4)	Effective November 1, 2019, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.18% (Class A), 1.93% (Class C), 0.93% (Class I), 1.48% (Class R3), 1.18% (Class R4), 0.88% (Class R5), 0.88% (Class Y), and 0.83% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$566	$843	$1,142	$1,988
C	$297	$642	$1,114	$2,418
I	$ 96	$312	$ 547	$1,219
R3	$152	$503	$ 878	$1,931
R4	$121	$410	$ 720	$1,600
R5	$ 91	$316	$ 559	$1,257
Y	$ 91	$312	$ 551	$1,236
F	$ 86	$285	$ 501	$1,124

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$566	$843	$1,142	$1,988
C	$197	$642	$1,114	$2,418
I	$ 96	$312	$ 547	$1,219
R3	$152	$503	$ 878	$1,931
R4	$121	$410	$ 720	$1,600
R5	$ 91	$316	$ 559	$1,257
Y	$ 91	$312	$ 551	$1,236
F	$ 86	$285	$ 501	$1,124

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

2.	Effective immediately, under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to Emerging Markets Local Debt Fund in the management fee table:

(4)	Effective November 1, 2019, the management fee set forth in the investment management agreement with respect to the Emerging Markets Local Debt Fund will be 0.7500% of the first $500 million, 0.7000% of the next $500 million, and 0.6900% in excess of $1 billion annually of the Fund’s average daily net assets. From November 1, 2018 through October 31, 2019, the management fee set forth in the investment management agreement with respect to the Emerging Markets Local Debt Fund is 0.8500% of the first $250 million, 0.8000% of the next $250 million, 0.7700% of the next $500 million, and 0.7600% in excess of $1 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7482	August 2019